UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 11, 2010

USA Mobility, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia		22151-4148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(800) 611-8488

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2010, Shawn E. Endsley was promoted to the position of Chief Financial Officer of USA Mobility, Inc. (the "Company"). On October 11, 2010, the Company's Board of Directors approved Mr. Endsley's compensation as follows:
1. Annual base salary of $200,000;
2. Short-term incentive cash compensation of 75% of his annual base salary; and
3. Long-term incentive compensation of $377,416, of which 50% is to consist of cash compensation and 50% is to consist of restricted stock units.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

October 13, 2010	By:	Shawn E. Endsley

Name: Shawn E. Endsley
Title: Chief Financial Officer